Government assistance	12 Months Ended
Dec. 31, 2024
Government Assistance [Abstract]
Government assistance

Note 11.      Government assistance

SEALSQ France SAS is eligible for research tax credits provided by the French government (see Note 4 Summary of significant accounting policies). As at December 31, 2024 and December 31, 2023, the receivable balances in respect of these research tax credits owed to the Group were respectively USD 2,246,680 and USD 1,718,248. The credit is deductible from the entity’s income tax charge for the year or payable in cash the following year, whichever event occurs first.

The balance as at December 31, 2024 is the aggregate of USD 1,217,490 (at closing rate) tax credit earned in relation to the year 2024 and USD 1,029,190 (at closing rate) in relation to the year 2023. Refundable R&D tax credits are considered to be government assistance in line with ASC 832.